                                                                   EXHIBIT 10.40

LESSOR:                                                         MASTER EQUIPMENT
JULES AND ASSOCIATES, INC.                                       LEASE AGREEMENT
515 SOUTH FIGUEROA STREET
SUITE 1950
LOS ANGELES, CA  90071
                                            MASTER LEASE AGREEMENT NO. A09112000

                Lease Agreement made this 15th day of December, 2000 between JULES AND ASSOCIATES, INC. ("Lessor") with a place of business located at 515 South Figueroa Street, Suite 1950, Los Angeles, California 90071 and Pharmchem, Inc. ("Lessee") having its principal place of business located at 1505-A O`Brien Drive, Menlo Park, CA 94025-1435.

        1. LEASE AGREEMENT. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor all of the personal property ("Equipment") described in Equipment Lease Schedule(s), which are or may from time to time be executed by Lessor and Lessee and attached hereto or incorporated herein by reference ("Schedules"), upon the terms and conditions set forth in this Lease, as supplemented by the terms and conditions set forth in the appropriate Schedule(s) identifying such items of Equipment. All terms and conditions of this Lease shall govern the rights and obligations of Lessor and Lessee except as specifically modified in writing. Whenever reference is made herein to the "Lease", it shall be deemed to include each of the various Schedules identifying all items of Equipment, all of which constitute one undivided Lease of the Equipment and the terms and conditions of which are incorporated herein by reference. Lessee's liability for Lessee's obligations under this Lease will survive the expiration or earlier termination of this Lease.

        2. SELECTION OF EQUIPMENT; ACCEPTANCE. Lessee will select the type, quantity and supplier of each item of Equipment designated in the appropriate Schedule, and in reliance thereon such Equipment will then be ordered by Lessor from such supplier or Lessor will accept an assignment of any existing purchase order therefore. Lessor will have no liability for any delivery or failure by the supplier to fill the purchase order or to meet the conditions thereof. Lessee acknowledges that Lessor has not participated and will not participate in any way in Lessee's selection of the Equipment or of the supplier. Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.

        3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, THE MERCHANTIBILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR CONDITION OF THE EQUIPMENT; THE QUALITY OR CAPACITY OF THE EQUIPMENT; THE WORKMANSHIP IN THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENT OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; PATENT INFRINGEMENT; OR LATENT DEFECTS. LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS. LESSEE ACCORDINGLY AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, ERECT, TEST, SERVICE, OR MAINTAIN THE EQUIPMENT. LESSEE SHALL LOOK TO THE MANUFACTURER AND/OR SELLER FOR ANY CLAIMS RELATED TO THE EQUIPMENT.

        IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER OR MANUFACTURER, OR IS UNSATISFACTORY FOR ANY REASON, REGARDLESS OF CAUSE OR CONSEQUENCE, LESSEE'S ONLY REMEDY, IF ANY, SHALL BE AGAINST THE SUPPLIER OR MANUFACTURER OF THE EQUIPMENT AND NOT AGAINST LESSOR.

        LESSOR HEREBY ACKNOWLEDGES THAT ANY MANUFACTURER'S AND/OR SELLER'S WARRANTIES ARE FOR THE BENEFIT OF BOTH LESSOR AND LESSEE. NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY THE RENTALS OR OTHERWISE UNDER THIS LEASE SHALL BE AND ARE ABSOLUTE AND UNCONDITIONAL. TO THE EXTENT PERMITTED BY THE MANUFACTURER OR SELLER, AND PROVIDED LESSEE IS NOT IN DEFAULT UNDER THIS LEASE, LESSOR SHALL MAKE AVAILABLE TO LESSEE ALL MANUFACTURER AND/OR SELLER WARRANTIES WITH RESPECT TO EQUIPMENT.

        LESSEE SPECIFICALLY ACKNOWLEDGES THAT THE EQUIPMENT IS LEASED TO LESSEE SOLELY FOR COMMERCIAL OR BUSINESS PURPOSES AND NOT FOR PERSONAL, FAMILY, HOUSEHOLD, OR AGRICULTURAL PURPOSES.

THE PARTIES HAVE SPECIFICALLY NEGOTIATED AND AGREED TO THE FOREGOING PARAGRAPH:
LESSEE INITIALS: /S/ DAL JB
                 ----------



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        4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

        LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

        5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

        6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. The monthly rental payments shall be in advance and shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. The first such rental payment shall be made on the first day of the calendar quarter following the date on which the Equipment is accepted by the Lessee. In addition to regular rentals, Lessee shall pay to Lessor interim rent, which shall be a pro-rata portion of the monthly rental charges based on a daily rental charge of one-thirtieth (1/30th) of the monthly rental calculated from the date on which the Equipment is accepted by the Lessee to the end of the calendar quarter, and shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. A calendar quarter means a three-month period commencing on January 1, April 1, July 1, or October 1 of any calendar year. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgment and Acceptance of Equipment by Lessee acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

        7. SECURITY DEPOSIT. As security for the prompt and full payment of rent, and the faithful and timely performance of all provisions of this Lease, and any extensions or renewals thereof, Lessee shall pledge and deposit with Lessor the security amount set forth in the section shown as "Security Deposit" on each respective Schedule. In the event any default shall be made in the performance of any of Lessee's obligations under this Lease, Lessor shall have the right, but shall not be obligated, to apply said security to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the Security Deposit to the curing of any default, Lessee shall restore said Security Deposit to the full amount set forth in the Schedules. On the expiration or earlier termination of each Schedule to this Lease, or any extension or renewal thereof, provided Lessee has paid all of the rent herein called for and fully performed all other provisions of this Lease with respect to such Schedule, Lessor will return to Lessee any then remaining balance of the security deposit with respect to such Schedule, without interest. Said security deposit may be commingled with Lessor's other funds.

        8. LIMITED PREARRANGED AMENDMENTS. SPECIFIC POWER OF ATTORNEY; In the event it is necessary to amend the terms of this Lease or the terms of any Schedule to reflect a change in one or more of the following conditions:

        (1)     Lessor's actual cost of procuring the Equipment; or

        (2)     Lessor's actual cost of providing Equipment to Lessee; or

        (3) A change in the Lease payments as a result of (1) and/or (2) above; or

        (4)     Description of the leased Equipment,

Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee, and unless within 15 days after the date of such letter Lessee objects thereto in a writing delivered to Lessor, this Lease and any affected Schedules shall be deemed amended and such amendments shall be incorporated herein/therein as if originally set forth herein/therein. Lessee grants to Lessor a specific power of attorney for Lessor to use as follows: (1) Lessor may sign and file on Lessee's behalf any document Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code; and (2) Lessor may sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.



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        9. LOCATION. The Equipment shall be kept at the location specified in each Schedule or, if none is specified, at Lessee's address as set forth above, and shall not be removed therefrom without Lessor's prior written consent. Lessor shall have the right to inspect the Equipment and observe its use during normal business hours, and Lessee will ensure Lessor's ability to enter into and upon the premises where the Equipment may be located for such purpose.

        10. USE. Lessee shall use the Equipment in a careful manner, shall make all necessary repairs at Lessee's expense, and shall comply with all laws relating to its possession, use or maintenance, and shall not make any alterations, additions or improvements to the Equipment without Lessor's prior written consent. All additions, repairs or improvements made to the Equipment shall belong to Lessor.

        11. OWNERSHIP; PERSONALITY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. Should Lessee have an end of term purchase option and Lessee does not give proper notice as agreed upon by both parties, then, that purchase option shall be null and void and the terms and conditions as set forth in this Agreement shall prevail after any extension period. The Equipment shall remain personal property even though installed in or attached to real property.

        12. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment and has no option to purchase same. Upon the expiration or termination of any Schedule or this Lease, or in the event of a default pursuant to Paragraph 20 hereof, Lessee, at its expense, shall return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify.

        13. RENEWAL. At the expiration of the term set forth in each Schedule, Lessee shall return the Equipment subject to said Schedule in accordance with Paragraph 12 hereof. At Lessor's option, this Lease, with respect to each Schedule, may be continued on a month-to-month basis until 30 days after Lessee returns the Equipment subject to the Schedule to Lessor. In the event that the Lease, with respect to a Schedule, is so continued, Lessee shall pay to Lessor rentals in the same periodic amounts as indicated under "Rental" on the Schedule.

        14. LOSS AND DAMAGE. Lessee shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease. In the event of damage to any item of Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee shall at Lessee's option do one of the following:

        (a) Replace the same with like Equipment in good repair, acceptable to Lessor; or

        (b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor with respect to all affected Schedules up to the date of the loss; (ii) the unpaid balance of the total rent for the remaining term of the affected Schedules attributable to said item, reduced to present value at a discount rate of 6% as of the date of the loss; and (iii) the Lessor's estimate as of the time this Lease was entered into of Lessor's residual interest in the Equipment, discounted to present value at a discount rate of 6% as of the date of the loss. Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to the Equipment, without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease.

        15. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor. Lessee shall also provide and maintain comprehensive general all-risk liability insurance, including but not limited to product liability coverage, insuring Lessor and Lessee with a severability of interest endorsement or its equivalent, against any and all loss or liability for damages either to persons or property or otherwise, which might result from or happen in connection with the condition, use or operation of the Equipment, with such limits and with an insurer as are satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission or neglect of Lessee and cannot be canceled without 30 days written notice to Lessor. As to each policy, Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this Paragraph and shall designate Lessor as loss payee and/or additional insured. Lessor shall have no obligation to ascertain the existence or adequacy of insurance, or to provide any insurance coverage for the Equipment or for Lessee's benefit.

        Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances. Lessee shall pay all charges and taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the Equipment excluding, however, all taxes on or measured by Lessor's net income.

        If Lessee fails to procure or maintain said insurance or to pay said charges or taxes, Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay such charges or taxes. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.



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        16. INDEMNITY. Lessee shall indemnify Lessor against any claims, actions, damages or liabilities, including all attorney fees, arising out of or connected with the Equipment, without limitation. Such indemnification shall survive the expiration, cancellation or termination of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act with regard to indemnification of Lessor.

        17. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and Lessee shall not assert against the assignee any defense, counterclaim or set-off that Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest and assigns of the parties hereto.

        18. SERVICE CHARGES; INTEREST. If Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor a service charge of 8% of the amount due, provided, however, that not more than one such service charge shall be made on any delinquent payment regardless of the length of the delinquency. In addition to the foregoing service charge, Lessee shall pay to Lessor a $100 default fee with respect to any payment which becomes thirty (30) days past due. In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including but not limited to long-distance telephone charges and travel expenses. Further, Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

        19. TIME OF ESSENCE. Time is of the essence of this Lease, and this provision shall not be impliedly waived by the acceptance on occasion of late or defective performance.

        20. DEFAULT. Lessee shall be in default of this Lease if:

        (a) Lessee shall fail to make any payment due under the terms of this Lease for a period of 10 days from the due date thereof; or

        (b) Lessee shall fail to observe, keep or perform any other provision of this Lease, and such failure shall continue for a period of 10 days; or

        (c) Lessee has made any misleading or false statement in connection with application for or performance of this Lease; or

        (d) The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment without prior written consent of Lessor; or

        (e) Lessee dies or ceases to exist or ceases business activities; or (f) Lessee defaults on any other agreement it has with Lessor; or

        (g) Lessee or any guarantor of this Lease defaults on any obligation to Lessor, or any of the above-listed events of default occur with respect to Lessee or any guarantor, or Lessee or any such guarantor files or has filed against it a petition under the bankruptcy laws; or

        (h) Lessee undergoes a sale, buyout, change of control, or change in ownership of any type, form or manner which, as judged solely by Lessor, results in deterioration in Lessee's credit worthiness.

        21. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately and without any election of remedies being deemed to have been made:

        (a) Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal or disabling. Any such repossession shall not constitute a termination of this Lease;

        (b) Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify;

        (c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;

        (d) Lessor may declare all sums due and to become due under this Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;

        (e) Lessor may re-lease the Equipment to any third party, without notice to Lessee, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser;

        (f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, plus all accelerated future payments due under this Lease, reduced to their present value using a discount rate of 6%, as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 6%, as of the date of default, less the net proceeds of disposition, if any, of the Equipment;



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        (g) To pursue any other remedy available at law, by statute or in equity. No right or remedy conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise of any other right or remedy.

        22. MULTIPLE LESSEES. Lessee and each of them are jointly and severally responsible and liable to Lessor under this Lease. Lessor may, with the consent of any one of the Lessees hereunder, modify, extend or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving or impairing any right granted to Lessor against the others.

        23. EXPENSE OF ENFORCEMENT. In the event of any legal action with respect to this Lease, the prevailing party in any such action shall be entitled to reasonable attorney fees, including attorney fees incurred at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action, suits or proceedings, together with all costs and expenses incurred in pursuit thereof.

        24. MISCELLANEOUS.

(1) LESSEE HEREBY ACKNOWLEDGES THAT THIS LEASE IS NONCANCELABLE FOR THE ORIGINAL RENTAL TERM SET FORTH IN EACH SCHEDULE.

(2) LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY A BROKER OR SUPPLIER OR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE. LESSEE AUTHORIZES LESSOR TO INSERT ANY APPLICABLE DATES ON THE LEASE OR ATTACHMENTS TO THE LEASE.

(3) LESSEE AGREES THAT LESSOR MAY USE LESSEE'S NAME IN ADVERTISING AND PROMOTIONAL MATERIALS AND GENERAL TERMS OF THIS MASTER EQUIPMENT LEASE AND SCHEDULES.

(4) LESSEE SHALL FURNISH LESSOR WITH (a) A FISCAL YEAR END FINANCIAL STATEMENT INCLUDING BALANCE SHEET AND INCOME STATEMENT WITHIN ONE HUNDRED AND TWENTY DAYS
(120) DAYS OF THE CLOSE OF EACH FISCAL YEAR AND (b) SUCH OTHER FINANCIAL DATA OR INFORMATION RELATIVE TO THIS LEASE AND THE EQUIPMENT AS LESSOR MAY FROM TIME TO TIME REQUEST.

        25. SEVERABILITY. This Lease is intended to constitute a valid and enforceable legal instrument. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Lease, all of which will remain in full force and effect.

        26. ENTIRE AGREEMENT; WAIVER. This instrument and the Schedules executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease. Lessee certifies and warrants that this Lease has been duly authorized, executed and delivered by Lessee and constitutes the legal, valid and binding obligation and that the person executing this Lease on behalf of the Lessee warrants that he or she has been authorized to do so. No provision of this Lease shall be modified unless in writing signed by an authorized representative of Lessor and Lessee. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver of any other instance. NO ORAL OR WRITTEN AGREEMENT, GUARANTY, PROMISE, CONDITION, REPRESENTATION OR WARRANTY SHALL BE BINDING UNLESS MADE A PART OF THIS LEASE BY DULY EXECUTED ADDENDUM. LESSEE INITIALS: /S/ DAL JB

        27. CHOICE OF LAW; JURISDICTION. THIS LEASE SHALL NOT BE EFFECTIVE UNTIL SIGNED BY LESSOR AT ITS PRINCIPAL PLACE OF BUSINESS LISTED ABOVE. THIS LEASE SHALL BE CONSIDERED TO HAVE BEEN MADE IN THE STATE OF LESSOR'S PRINCIPAL PLACE OF BUSINESS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS AND REGULATIONS OF THAT STATE.

        LESSEE AGREES TO JURISDICTION IN THE STATE OF LESSOR'S PRINCIPAL PLACE OF BUSINESS IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS LEASE, AND CONCEDES THAT IT, AND EACH OF THEM, TRANSACTED BUSINESS IN THE SAID STATE BY ENTERING INTO THIS LEASE. IN THE EVENT OF LEGAL ACTION TO ENFORCE THIS LEASE, LESSEE AGREES THAT VENUE MAY BE LAID IN COUNTY OF LESSOR'S PRINCIPAL PLACE OF BUSINESS. LESSEE INITIALS: /S/ DAL JB


LESSEE: PHARMCHEM, INC.                             LESSOR: JULES AND ASSOCIATES, INC.

/s/ David A. Lattanzio           Date: 12/15/00     /s/ Jules Buenabenta                  Date  12/27/00
---------------------------                         -----------------------------------
David A. Lattanzio, CFO                             Jules Buenabenta, President

                                  ADDENDUM "A"

                                       TO

                        MASTER EQUIPMENT LEASE AGREEMENT

REFERENCE is made to the above referenced Master Equipment Lease Agreement ("Lease") dated the 15th of December, 2000, by and between Pharmchem, Inc. as Lessee and Jules and Associates, Inc., as Lessor.

Notwithstanding the terms and conditions contained in the Master Equipment Lease Agreement and to the limited extent hereof, this superceding anything to the contrary, the parties hereto agree as follows:

        "AFTER THE FINAL RENTAL PAYMENT HAS BEEN MADE, PLUS ALL ACCRUED BUT UNPAID LATE CHARGES, INTEREST, TAXES, PENALTIES AND/OR ALL OR ANY OTHER SUMS DUE AND OWING UNDER THE LEASE AGREEMENT, AND NO EVENT OF DEFAULT, AS THE SAME IS MORE FULLY DESCRIBED IN THE LEASE AGREEMENT, HAS OCCURRED OR IS CONTINUING, LESSEE MAY PURCHASE ALL OF THE EQUIPMENT FOR $1.00 U.S. DOLLAR, FOR WHICH TITLE SHALL PASS FROM LESSOR TO LESSEE."

In all other respects, the terms and conditions of the Master Equipment Lease Agreement, as originally set forth, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, by their authorized signatories, have executed this Addendum "A" at the date set forth below by their respective signatures.

LESSEE: Pharmchem, Inc.                     LESSOR: Jules and Associates, Inc.

By:      /S/ David A. Lattanzio             By:      /S/ Jules Buenabenta
   ----------------------------------          ---------------------------------
Name:  David A. Lattanzio                   Name:  Jules Buenabenta

Title:   CFO                                Title:    President

Date:   December 15, 2000                   Date:     12/27/00

                                  ADDENDUM "B"
                                       TO
                        MASTER EQUIPMENT LEASE AGREEMENT

REFERENCE is made to the above referenced Master Equipment Lease Agreement, dated December 15, 2000, by and between Pharmchem, Inc. as Lessee and Jules and Associates, Inc., as Lessor.

Notwithstanding the terms and conditions contained in the Master Equipment Lease Agreement and to the limited extent hereof, this superceding anything to the contrary, the parties hereto agree as follows:

SECTION 1. LEASE AGREEMENT. Line 2, after the word "Equipment", insert "or Product" to be consistent with this change the word "Equipment" as it appears throughout the Master Equipment Lease Agreement is revised to read "Equipment or Product".

SECTION 6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. Line 5, replace "The first such rental payment .................. which the Equipment is accepted by the Lessee" with "The first such rental payment shall be due and payable on the day that the Equipment is accepted by the Lessee with successive rental payments in the same amount due on the same day monthly thereafter. Line 6, delete, "In addition to regular rentals ................... Lessee's receipt of invoice from
Lessor.".

SECTION 12. SURRENDER. At the end of the paragraph, insert "Superceded by the attached Addendum "A" made a part hereof".

SECTION 13. RENEWAL. At the end of the paragraph, insert "Superceded by the attached Addendum "A" made a part hereof".

SECTION 15. INSURANCE; LIENS; TAXES. Line 15, after the word "income" insert "or/and gross revenues".

SECTION 20: DEFAULT: Replace subsection (a) with the following "Lessee shall fail to make any payment due under the terms of this Lease for a period of ten
(10) days after written notice of such default from Lessor or its assigns." Replace subsection (b) with the following, "Lessee shall fail to observe, keep or perform any other provision of this Lease not involving payment of money, and such failure shall continue for a period of thirty (30) days after written notice of such default from Lessor or its assigns.". Subsection (h) delete "as judged solely by Lessor".

SECTION 24. MISCELLANEOUS. At the end of this section insert the following "AS A PRECAUTIONARY MATTER, IN THE EVENT THAT ANY COURT OF COMPETENT JURISDICTION SHALL DETERMINE THAT THESE MASTER EQUIPMENT LEASE AGREEMENTS AND/OR ANY SCHEDULE DOES NOT SO QUALIFY AS A LEASE, THEN LESSEE HEREBY GRANTS TO LESSOR A SECURITY INTEREST IN ALL EQUIPMENT LEASED HEREUNDER AND THE PROCEEDS THEREOF (INCLUDING EQUIPMENT, AND INSURANCE PROCEEDS) TO SECURE LESSEE'S OBLIGATIONS OWING TO LESSOR HEREUNDER.

In all other respects, the terms and conditions of the Master Equipment Lease Agreement, as originally set forth, shall remain in full force and effect.

In witness hereof, the parties hereto, by their authorized signatories, have executed this Addendum "B" at the date set forth below by their respective signatures.

LESSEE: Pharmchem, Inc.                     LESSOR: Jules and Associates, Inc.

By: /S/ David A. Lattanzio                  By:  /S/ Jules Buenabenta
   ------------------------------              ---------------------------------
Name: David A. Lattanzio                    Name: Jules Buenabenta

Title: CFO                                  Title:   President

Date: December 15, 2000                     Date:   12/27/00

                                 ADDENDUM "C" TO
                        MASTER EQUIPMENT LEASE AGREEMENT
                     DATED December 15, 2000 By and BETWEEN
                          Pharmchem, Inc. AS LESSEE AND
                      JULES AND ASSOCIATES, INC. AS LESSOR

        1. The Lessee shall have the right to prepay the indebtedness due under the Master Equipment Lease Agreement ("Agreement"), in whole, at any time after the first year of the lease term provided lessee is not in default as more fully explained in the Master Equipment Lease Agreement and subject to the following terms and conditions.

        2. Lessee shall give Lessor at least thirty (30) days prior written notice of its intention to prepay.

        3. In the Event Lessee elects to make prepayment, such prepayment shall consist of a sum equal to the total of the following:

                (a) An amount equal to the present value of remaining rental payments outstanding under the Agreement discounted at 8.94%; plus

                (b) An amount equal to two percent (2%) of the above calculated figure; plus

                (c) Any and all other sums then due and owing and unpaid under the Agreement, including but not limited to late charges, taxes, penalties, if any.


Lessee: Pharmchem, Inc.                     Lessor: Jules and Associates, Inc.

By: /S/ David A. Lattanzio                  By:  /S/ Jules Buenabenta
   ------------------------------              ---------------------------------
Name: David A. Lattanzio, CFO               Name: Jules Buenabenta, President

Date: December 27, 2000                     Date:   12/27/00

                                                                  LEASE SCHEDULE


                                              MASTER EQUIPMENT
                                              LEASE AGREEMENT NO. A09112000
                                              LEASE SCHEDULE NO. 1


BETWEEN JULES AND ASSOCIATES, INC. (LESSOR)


and Pharmchem, Inc. (LESSEE)


1.      DESCRIPTION OF EQUIPMENT

        Quantity       Item                          Model/Serial No.
        --------       ----                          ----------------


                "SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF"


2.      EQUIPMENT LOCATION

        The above Equipment is to be located and delivered to Lessee's premises at 1505-A O`Brien Drive, Menlo Park, CA 94025.


3.      RENTAL TERM: 48 months.

4.      RENTAL PAYMENT:

        The rental payment amount is $13,024.72 with successive rental payments in the same amount due on the same day monthly thereafter.

5.      NUMBER AND AMOUNT OF ADVANCE RENTAL PAYMENTS:

        NUMBER:   0                     $0.00

6.      SECURITY DEPOSIT: $0.00

7. THIS SCHEDULE AND ITS TERMS AND CONDITIONS ARE HEREBY INCORPORATED BY REFERENCE IN THE ABOVE MASTER EQUIPMENT LEASE AGREEMENT. LESSEE PERMITS LESSOR TO INSERT MODEL AND SERIAL NUMBERS OF EQUIPMENT WHEN DETERMINED BY LESSOR.

--------------------------------------------------------------------------------

LESSEE: Pharmchem, Inc.                     LESSOR: JULES AND ASSOCIATES, INC

(Must be signed by Authorized Corporate
    Officer, Partner, or Proprietor)

                                            /S/ Jules Buenabenta,                President
                                            ----------------------------------------------
/s/ David A. Lattanzio                      Jules Buenabenta                      (Title)
--------------------------------            Accepted this 27th Day of December 2000
David A. Lattanzio, CFO                     At Los Angeles, CA

                                                                  LEASE SCHEDULE


                                              MASTER EQUIPMENT
                                              LEASE AGREEMENT NO. A09142000
                                              LEASE SCHEDULE NO. 1


BETWEEN JULES AND ASSOCIATES, INC. (LESSOR)


and Pharmchem, Inc. (LESSEE)


1.      DESCRIPTION OF EQUIPMENT

        Quantity      Item                      Model/Serial No.
        --------      ----                      ----------------


                "SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF"



2.      EQUIPMENT LOCATION

        The above Equipment is to be located and delivered to Lessee's premises at 1505-A O`Brien Drive, Menlo Park, CA 94025.


3.      RENTAL TERM: 36 months.

4.      RENTAL PAYMENT:

        The rental payment amount is $24,598.27 with successive rental payments in the same amount due on the same day monthly thereafter.

5.      NUMBER AND AMOUNT OF ADVANCE RENTAL PAYMENTS:

        NUMBER:   0                     $0.00

6.      SECURITY DEPOSIT: $0.00

7. THIS SCHEDULE AND ITS TERMS AND CONDITIONS ARE HEREBY INCORPORATED BY REFERENCE IN THE ABOVE MASTER EQUIPMENT LEASE AGREEMENT. LESSEE PERMITS LESSOR TO INSERT MODEL AND SERIAL NUMBERS OF EQUIPMENT WHEN DETERMINED BY LESSOR.

--------------------------------------------------------------------------------


LESSEE: Pharmchem, Inc.                     LESSOR: JULES AND ASSOCIATES, INC

(Must be signed by Authorized Corporate
    Officer, Partner, or Proprietor)

                                            /S/ Jules Buenabenta,                President
                                            ----------------------------------------------
/s/ David A. Lattanzio                      Jules Buenabenta                      (Title)
--------------------------------            Accepted this 27th Day of December 2000
David A. Lattanzio, CFO                     At Los Angeles, CA

                                                                  LEASE SCHEDULE


                                              MASTER EQUIPMENT
                                              LEASE AGREEMENT NO. A09142000
                                              LEASE SCHEDULE NO. 2


BETWEEN JULES AND ASSOCIATES, INC. (LESSOR)


and Pharmchem, Inc. (LESSEE)


1.      DESCRIPTION OF EQUIPMENT

        Quantity         Item                        Model/Serial No.


                "SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF"



2.      EQUIPMENT LOCATION

        The above Equipment is to be located and delivered to Lessee's premises at 1505-A O`Brien Drive, Menlo Park, CA 94025.


3.      RENTAL TERM: 48 months.

4.      RENTAL PAYMENT:

        The rental payment amount is $26,028.22 with successive rental payments in the same amount due on the same day monthly thereafter.

5.      NUMBER AND AMOUNT OF ADVANCE RENTAL PAYMENTS:

        NUMBER:   0                     $0.00

6.      SECURITY DEPOSIT: $0.00

7. THIS SCHEDULE AND ITS TERMS AND CONDITIONS ARE HEREBY INCORPORATED BY REFERENCE IN THE ABOVE MASTER EQUIPMENT LEASE AGREEMENT. LESSEE PERMITS LESSOR TO INSERT MODEL AND SERIAL NUMBERS OF EQUIPMENT WHEN DETERMINED BY LESSOR.

--------------------------------------------------------------------------------


LESSEE: Pharmchem, Inc.                     LESSOR: JULES AND ASSOCIATES, INC

(Must be signed by Authorized Corporate
    Officer, Partner, or Proprietor)

                                            /S/ Jules Buenabenta,                President
                                            ----------------------------------------------
/s/ David A. Lattanzio                      Jules Buenabenta                      (Title)
--------------------------------            Accepted this 27th Day of December 2000
David A. Lattanzio, CFO                     At Los Angeles, CA

                                   EXHIBIT "A"
                           JULES AND ASSOCIATES, INC.
                              LEASE SCHEDULE NO. 1

               QUANTITY                     EQUIPMENT DESCRIPTION
               --------                     ---------------------
               VENDOR:                      NLFC, INCORPORATED

               1                            (INVOICE #079906)
                                            AGREEMENT 9901-A-PROJECT MANAGEMENT FOR
                                            AUGUST 1999

               1                            (INVOICE #079930)
                                            MODIFICATION SPECIFICATIONS FOR  THE LIS
                                            SYSTEM REVISIONS (DATED 06/29/99)

               1                            (INVOICE #089908)
                                            MODIFICATION SPECIFICATIONS FOR  THE LIS
                                            SYSTEM REVISIONS (DATED 06/29/99)

               1                            (INVOICE #109929A, 109929B)
                                            MODIFICATION SPECIFICATIONS FOR  THE LIS
                                            SYSTEM REVISIONS (DATED 06/29/99)

Along with all additions, substitutions, attachments, replacements, and accessions thereof, plus the proceeds of all the foregoing including amounts payable under any insurance policy.

This Exhibit "A" is attached to and part of Jules and Associates, Inc. Lease Schedule No. 1 and constitutes a true and accurate description of the equipment.


LESSEE: Pharmchem, Inc.

ACKNOWLEDGED & ACCEPTED BY:

By: /S/ David A. Lattanzio
   --------------------------------------
       David A. Lattanzio

TITLE: CFO